Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961
Supplement Dated
November 14, 2024

to the

STRIVE 500 ETF (STRV)
STRIVE 1000 GROWTH ETF (STXG)
STRIVE SMALL-CAP ETF (STXK)
STRIVE 1000 VALUE ETF (STXV)

Statement of Additional Information
dated November 30, 2023, as previously supplemented

each a series of EA Series Trust
(together, the “Funds”)

Effective November 15, 2024, the standard fixed creation transaction fee and the standard fixed redemption transaction fee for the Funds, regardless of the number of Creation Units created or redeemed in the transaction, is as follows:

Fund	Standard Transaction Fee
Strive 500 ETF	$750
Strive 1000 Growth ETF	$1,000
Strive Small-Cap ETF	$1,000
Strive 1000 Value ETF	$1,000

Please retain this Supplement with your Statement of Additional Information for future reference.